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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 11, 2001

                          DAVEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)
                        Commission File Number: 0-22610


                DELAWARE                                     59-3538257
     (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                       Identification No.)

                             10120 Windhorst Road
                                Tampa, FL 33619
              (Address of principal executive offices) (zip code)

      Registrant's telephone number, including area code: (813) 628-8000

                                     (N/A)
                            ______________________
                (Former address, if changed since last report)
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ITEM 5. OTHER EVENTS

     On July 11, 2001, Davel Communications, Inc. issued a press release announcing the resignation of Raymond A. Gross as Chief Executive Officer. Following his departure, Mr. Gross will remain Chairman of the Company's Board of Directors. Bruce W. Renard, Davel's Senior Vice President of Regulatory/External Affairs/Human Resources, General Counsel and Corporate Secretary has been appointed President of the Company. A copy of the July 11, 2001 press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)   Exhibits.

  99.1      Press Release of Davel Communications, Inc., issued on July 11,
            2001.

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                                   SIGNATURE


     Pursuant to the Requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DAVEL COMMUNICATIONS, INC.


                                      /s/ Marc S. Bendesky
                                      ---------------------------------
                                      Chief Financial Officer


Date:  July 11, 2001

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                                 EXHIBIT INDEX


EXHIBIT    DESCRIPTION OF EXHIBIT
           ----------------------
 NO.
-------

 99.1      Press Release of Davel Communications, Inc. issued on July 11, 2001.

                                       4